UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): August 21, 2012

First PacTrust Bancorp, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Maryland	000-49806	04-3639825
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

18500 Von Karman Avenue, Suite 1100, Irvine, California	92612
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (949) 236-5211

Not Applicable

Former Name or Former Address, if Changed Since Last Report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☒  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.       Other Events.

On August 22, 2012, First PacTrust Bancorp, Inc. (the “Company”) and The Private Bank of California (“PBOC”) announced that they had entered a definitive agreement, dated as of August 21, 2012, pursuant to which PBOC will merge with and into Beach Business Bank (“Beach”), a wholly owned subsidiary of the Company, with Beach continuing as the surviving corporation in the merger.  A copy of the press release is attached hereto as Exhibit 99.1.  In addition, the Company will be providing supplemental information regarding the proposed transaction in connection with a presentation to analysts and investors.  The slides to be used in connection with this analyst and investor presentation are attached hereto as Exhibit 99.2.

Item 9.01.       Financial Statements and Exhibits.

(a)  Not applicable.

(b)  Not applicable.

(c)  Not applicable.

(d)  Exhibits.

Exhibit Number	Description
99.1	Press Release of First PacTrust Bancorp, Inc., dated August 22, 2012
99.2	Investor Presentation, dated August 22, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

First PacTrust Bancorp, Inc.

      Date: August 22, 2012                                           By:   /s/  Richard Herrin

Name:    Richard Herrin

Title:      Executive Vice President

               Chief Administrative Officer

               and Corporate Secretary

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release of First PacTrust Bancorp, Inc., dated August 22, 2012
99.2	Investor Presentation, dated August 22, 2012